Exhibit 10.27

ASSIGNMENT AGREEMENT

ASSIGNMENT AGREEMENT dated as of August __, 2008 the “Effective Date”) by and between NovaKor (the "Assignor") and Sunovia Energy Technologies, Inc. ("Assignee").

WHEREAS, the Assignor has entered into that certain Research and Development Agreement dated February 10, 2008 (the “Research Agreement”) with Dongguk University (“Dongguk”);

WHEREAS, the Assignor is required to make certain payments to Dongguk in accordance with Exhibit 2.1 of the Research Agreement (the “Payments”);

WHEREAS, the Assignee has made all such Payments to date to Dongguk on behalf of the Assignor;

WHEREAS, as the Assignee has made all such Payments to date, the Assignor and the Assignee now wish to memorialize in writing the assignment by the Assignor of its rights, title and interest in the Research Agreement;

WHEREAS, Assignee wishes to accept Assignor's assignment of the Research Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

Section 1. Assignment. Assignor hereby assigns all of his rights, title and interest in the Research Agreement to the Assignee and the Assignee hereby accepts such assignment. Upon the execution and delivery of this Assignment Agreement by the Assignor and the Assignee, the Assignee shall, as of the date hereof, acquire the Research Agreement and succeed to the rights, title and interest of Assignor thereunder, which shall include, but in no way be limited to, the assignment of all patents set forth under Article IV of the Research Agreement, as well as the obligation to continue making the Payments.

Section 2. Governing Law. Except to the extent preempted by federal law, this Assignment Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  The parties hereto consent to the exclusive jurisdiction of the state courts situated in Sarasota County, Florida and of the United States District Court for the Middle District of Florida.  The parties acknowledge that venue is proper in such courts.

Section 3. Successors. This Assignment Agreement shall be binding upon Assignor's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees, legatees and assigns.

Section 4. Counterparts. This Assignment Agreement may be signed in counterpart, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the Assignor and the Assignee have executed this Assignment Agreement.

ASSIGNOR:

ASSIGNEE:

SUNOVIA ENERGY TECHNOLOGIES, INC.

NOVAKOR, INC.

By:___________________________

By:__________________________

Name:

Name:

Title:

Title:

ACKNOWLEDGED:

DONGGUK UNIVERSITY

By:___________________________

Name:

Title: